THE SECURITIES OFFERED AND SOLD PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, AND THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES AS DESCRIBED HEREIN.


                     LOAN AND SECURITIES PURCHASE AGREEMENT


                  THIS LOAN AND SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into this 21st day of June, 1996, by and between TURKEY VULTURE FUND XIII, LTD., having an address at 7001 Center Street, Mentor, Ohio 44060 (the "Fund"), and BRANDYWINE REALTY TRUST, having an address at Two Greentree Centre, Suite 100, Marlton, New Jersey 08053 (the "Company").

                                    RECITALS

                  A. The Richard M. Osborne Trust (the "RMO Trust"), an affiliate of the Fund, owns beneficially, 538,800 common shares of beneficial interest of the Company, par value $0.01 per share ("Common Stock").

                  B. To raise working capital and to conduct its business, the Company desires to (i) sell to the Fund, and the Fund desires to purchase from the Company, Fifty Nine Thousand Nine Hundred Forty Nine (59,949) units (each, a "Unit") comprised of one share of Common Stock and one warrant to purchase an additional share of Common Stock at an initial exercise price of $6.50 per share, and (ii) borrow from the Fund, and the Fund desires to lend to the Company, the principal amount of Nine Hundred Ninety Two Thousand Two Hundred and Ninety Three Dollars ($992,293).

                  In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       AGREEMENT TO PURCHASE

         1.1. Sale of Units. Subject to and in accordance with the terms of this Agreement, the Fund hereby purchases from the Company Fifty Nine Thousand Nine Hundred Forty Nine (59,949) Units, and the Company hereby sells and issues such Units to the Fund, free and clear of any liens, charges, claims, and encumbrances whatsoever.

         1.2. Purchase Price for Units. The purchase price for each Unit is Five Dollars and sixty three cents ($5.63), amounting to an aggregate purchase price for the Units of Three Hundred Thirty Seven Thousand Five Hundred Thirteen Dollars ($337,513) (the

"Purchase Price"), for an aggregate 59,949 shares of Common Stock (the "Shares") and warrants to purchase an additional 59,949 shares of Common Stock. The Fund has delivered contemporaneously with the execution and delivery of this Agreement a check or wire transfer payable to the Company in the amount of the Purchase Price.

         1.3. Delivery of Units. The Company has delivered to the Fund contemporaneously with the execution and delivery of this Agreement (i) a stock certificate representing the Shares and (ii) a Stock Purchase Warrant in substantially the form attached hereto as Exhibit A (the "Warrant") evidencing the warrants being purchased and sold hereunder, both of the foregoing duly executed and registered in the name of the Turkey Vulture Fund XIII, Ltd.

2.       THE LOAN

         2.1. Loan. Subject to and in accordance with the terms of this Agreement, the Fund hereby lends to the Company Nine Hundred Ninety Two Thousand Two Hundred Ninety Three Dollars ($992,293) (the "Loan"). The Fund has delivered contemporaneously with this Agreement a check or wire transfer payable to the Company for the entire principal amount of the Loan.

         2.2. Delivery of Note. The Company has delivered to the Fund contemporaneously with the execution and delivery of this Agreement a duly executed promissory note of the Company (the "Note"), in substantially the form attached hereto as Exhibit B, evidencing the Loan and setting forth the terms and conditions pursuant to which the Loan shall be repaid to the Fund.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         3.1. Representations, Warranties and Covenants of the Fund. By executing this Agreement, the Fund hereby:

                  3.1.1. Represents and warrants that it maintains its corporate headquarters and principal place of business at the address set forth above.

                  3.1.2. Acknowledges that it has received a copy of the Company's SEC Reports (as defined below).

                  3.1.3. Represents and warrants that the Units being purchased and sold hereunder, the Note, and the Units that may be issued to the Fund thereunder (all of the foregoing, including shares of Common Stock that comprise part of the Units and shares of Common Stock issuable upon exercise of the warrants included therein, collectively, the "Securities") are being acquired for the Fund's own account, without a view to public distribution or resale and that the Fund has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any Securities or any portion thereof to any other person.

                  3.1.4. Understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state, and, as a result thereof, the Securities are subject to substantial restrictions on transfer.

                  3.1.5. Agrees that it will not sell or otherwise transfer or dispose of any Securities or any portion thereof except in accordance with the Securities Act and any applicable state securities laws, and that the Securities and certificates evidencing the same will bear a legend reflecting such restrictions.

                  3.1.6. Represents and warrants that in determining to purchase the Securities, it has, during the course of discussions concerning the purchase of the Securities, been offered the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as it has requested so as to more fully understand the nature of the investment and to verify the accuracy of the information supplied.

                  3.1.7. ACKNOWLEDGES THAT THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND REPRESENTS AND WARRANTS THAT IT CAN BEAR THE ECONOMIC RISK OF THE PURCHASE OF THE SECURITIES, INCLUDING THE TOTAL LOSS OF ITS INVESTMENT.

                  3.1.8. Represents and warrants that (i) it has adequate means of providing for its current needs and financial contingencies, (ii) it has no need for liquidity in this investment, and (iii) the Fund was not formed for the specific purpose of making an investment in the Securities.

                  3.1.9. Understands that no federal or state agency has approved or disapproved the Securities, passed upon or endorsed the merits of the offering of the Securities hereunder, or made any finding or determination as to the fairness of the Securities for investment.

                  3.1.10. Understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemption and the suitability of the Fund to acquire the Securities.

                  3.1.11. Represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act.

         3.2. Representations, Warranties and Covenants of the Company. By executing this Agreement, the Company hereby represents, warrants and covenants that:

                  3.2.1. The Company is a real estate investment trust duly formed, validly existing and in good standing under the laws of the State of Maryland and has all requisite trust power and authority, and all necessary licenses and permits, to own and lease its properties and assets and to conduct its business as now conducted. The Company is duly qualified to do business and is in good standing as a foreign business trust in each jurisdiction where the character of its properties or assets and the nature of its business requires it to be so qualified.

                  3.2.2. The Company has all requisite trust power and authority to execute and deliver this Agreement and each other document, including without limitation, the Warrant, the Note and the Securities which may be issued pursuant to the terms of the Note (all of the foregoing, collectively, the "Transaction Documents") required to be executed and delivered by it in accordance with the terms hereof, and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and each Transaction Document to which it is a party have been duly authorized by all requisite action. This Agreement has been duly executed and delivered by the Company and, constitutes (and, when executed and delivered as contemplated herein each such Transaction Document will constitute) the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding may be brought.

                  3.2.3. The execution, delivery and performance by the Company of this Agreement and each Transaction Document to which it is a party will not, with or without the giving of notice or lapse of time or both, violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on the Company and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding stock of the Company under its Declaration of Trust or By-Laws, or any indenture, mortgage, lease, agreement or other instrument to which the Company is a party or by which it or any of its assets or properties is bound.

                  3.2.4. The authorized capital stock of the Company presently consists of: (a) 15,000,000 shares of Common Stock, 1,856,200 shares of which are presently issued and outstanding, and (b) 5,000,000 preferred shares of beneficial interest, par value $0.01 per share, none of which is presently issued and outstanding. All issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. Except as otherwise set forth in the SEC Reports (as defined below), and except to the extent contemplated by the Letter of Intent dated March 20, 1996 among the Company, Safeguard Scientifics, Inc., and The Nichols Company, a copy of which the Fund acknowledges receiving, there are no outstanding subscriptions, warrants, options or other rights to subscribe for or purchase from the Company, or obligating the Company to issue, any shares of capital stock of the Company or any securities convertible into or exchangeable for such shares, and there are no shares of Common Stock reserved for issuance. There are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law or the Declaration of Trust or By-Laws of the Company or by agreement or otherwise.

                  3.2.5. The requisite number of duly authorized and unissued shares of Common Stock of the Company have been duly authorized and reserved for issuance upon exercise of the Warrant (the "Warrant Shares"), and except as provided in Section 5.1 hereof, no further action is required for the valid issuance of shares of Common Stock upon exercise of the Warrant. Upon the issuance of any Units pursuant to the terms of the Note (the "Additional Units"), (a) the requisite number of shares of Common Stock will be duly authorized and issued (the "Additional Shares"), (b) a stock certificate representing such shares will be delivered to the Fund contemporaneously with the issuance of the Additional Units, (c) the requisite number of duly authorized and unissued shares of Common Stock will be duly authorized and reserved for issuance upon exercise of the warrants issued thereby (the "Additional Warrant Shares" and together with the Warrant Shares, collectively, the "Conversion Shares"), (d) a warrant for the Additional Warrant Shares in substantially the form of the Warrant (the "Additional Warrant") will be delivered to the Fund contemporaneously with the issuance of Additional Units, and, except as provided in Section 5.1 hereof, no further action will thereafter be required for the valid issuance of shares of Common Stock upon exercise of such warrants. The Shares have been duly and validly issued, are fully paid and nonassessable and are free and clear of any liens, charges, claims and encumbrances whatsoever and are not subject to any preemptive rights. The Additional Shares will when issued in accordance with the terms of the Loan be duly and validly issued, fully paid and nonassessable and will be issued free and clear of any liens, charges, claims and encumbrances whatsoever and not subject to any preemptive rights. The Warrant Shares will, when issued against payment therefor in accordance with the terms of the Warrant, be duly and validly issued, fully paid and nonassessable and will be issued free and clear of any liens, charges, claims and encumbrances whatsoever and not subject to any preemptive rights. The Additional Warrant Shares will, on the date(s) of the issuance of Additional Units pursuant to the terms of the Note and thereafter, when issued against payment therefor in accordance with the terms of such warrants, be duly and validly issued, fully paid and nonassessable and will be issued free and clear of any liens, charges, claims and encumbrances whatsoever and not subject to any preemptive rights.

                  3.2.6. No permit, consent, approval or authorization of, or declaration to or filing with, any federal, state, local or foreign governmental or regulatory authority or other person or entity is required in connection with the execution or delivery of this Agreement or any Transaction Document by the Company, the offer, issuance, sale or delivery of the Securities, including without limitation, the Note, the Shares, the Warrant, the Additional Units, the Additional Shares, the Additional Warrant, or the Conversion Shares, or the carrying out by the Company of the other transactions contemplated hereby, other than (a) the filing with, and approval of, the American Stock Exchange, Inc. ("ASE") with respect to the listing of the Common Stock and (b) filings under federal and applicable state securities laws.

                  3.2.7. Assuming the accuracy of the Fund's representations and warranties contained in Section 3.1 hereof, the offer, issuance and delivery to the Fund pursuant to the terms of this Agreement of the Note, the Shares and the Warrant and, assuming compliance by the Fund with the terms of this Agreement and applicable law, the Additional Units, the Additional Shares, the Additional Warrant and the Conversion Shares, are exempt from registration under the Securities Act.

                  3.2.8. Since January 1, 1995, the Company has timely filed all forms, reports, schedules, statements and other documents required to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively, the "SEC Reports"). The SEC Reports were prepared in all material respects in accordance with and complied in all material respects with the requirements of applicable law, including the Exchange Act and the Securities Act and the applicable rules and regulations of the SEC thereunder, and the SEC Reports did not at the time they were filed, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  3.2.9. The Company shall execute a registration rights agreement substantially in the form attached hereto as Exhibit D concurrently upon the closing of the Company's proposed transaction with Safeguard Scientifics, Inc. ("SSI"), The Nichols Company ("TNC") and certain of its affiliates as such transaction is more particularly described in the Company's Preliminary Proxy Statement first filed with the SEC on or about May 9, 1996 (the "SSI/TNC Transaction"); provided that in the event the SSI/TNC Transaction is not consummated on or prior to October 31, 1996, the Company shall execute a registration rights agreement in favor of the Fund substantially in the form attached hereto as Exhibit D with the applicable references to SSI and TNC deleted.

                  3.2.10. The Company has complied with all laws (including, without limitation, the Americans with Disabilities Act of 1990) and requirements of insurance bodies applicable to the ownership, leasing, use and operation of its properties and has obtained and fully paid for all licenses, permits, certificates, entitlements, grants of right and any other items and documents required by applicable law to be obtained by the Company for the completion, ownership, leasing, use and occupancy of its properties, except where the failure to so comply or obtain would not have a material adverse effect on the Company. Such licenses, permits, certificates, entitlement, grants of right and other items and documents are in full force and effect. The Company has not taken any action that would (or failed to take any action, the omission of which would) result in the revocation or suspension of such licenses, permits, certificates, entitlements, grants of right and other items and documents, and the Company has not received any notice of any violation from any federal, state or municipal entity or notice of an intention by any such governmental entity to revoke any certificate of occupancy or other certificate, license, permit, entitlement or grant of right issued by it in connection with the ownership, use and occupancy of any of its properties that in each case has not been cured or otherwise resolved to the satisfaction of such governmental entity.

                  3.2.11. There are no claims, actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened before any court, governmental unit or any mediator or arbitrator with respect to the Company or its properties, except for litigation arising in the ordinary course of business, which litigation, individually or in the aggregate, would not have a material adverse effect upon the Company or its properties.

                  3.2.12. Each of the financial statements (including, in each case, any related notes thereto) contained in the SEC Reports (i) have been prepared in all material respects in accordance with the published rules and regulations of the SEC and generally accepted accounting principles applied on a consistent basis throughout the periods involved (except in the case of the unaudited financial statements, as permitted by Form 10-Q of the SEC), (ii) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and (iii) fairly present in all material respects the financial position of the Company as of the respective dates thereof and the results of operations and cash flows for the periods indicated (subject, in the case of unaudited financial statements for interim periods, to year-end adjustments, consisting only of normal recurring accruals), except that any pro forma financial statements contained in such financial statements are not necessarily indicative of the financial position of the Company as of the respective dates thereof and the results of operations and cash flows for the periods indicated. Since January 1, 1994, the Company has not made any material change in the accounting practices or policies applied in the preparation of its financial statements.

4.       CONDITIONS TO CLOSING BY FUND

                  The obligation of the Fund to purchase the Units and make the Loan is subject to the fulfillment, to the Fund's reasonable satisfaction, of each of the following conditions:

         4.1. Performance. All covenants, agreements and conditions contained in this Agreement and each of the Transaction Documents to be performed or complied with by the Company on or prior to the date hereof shall have been performed or complied with by the Company in all respects.

         4.2. Legal Opinion. The Company shall have delivered to the Fund an opinion of Pepper, Hamilton & Scheetz, counsel to the Company, dated the date hereof, addressed to the Fund and in the form attached hereto as Exhibit C.

         4.3. Qualifications. On the date hereof, all authorizations, approvals or permits of, or filings with, any governmental authority, including state securities or blue sky offices that are required prior to the date hereof in connection with the issuance of the Securities to be issued to the Fund on the date hereof shall have been duly obtained and shall be effective on and as of the date hereof.

         4.4. Secretary's Certificate. The Company shall have delivered to the Fund copies of each of the following, certified as accurate, true and complete copies thereof as of the date hereof by the Company's Secretary:

                           (a) resolutions of the Board of Trustees of the
Company, authorizing and approving this Agreement, the Transaction Documents and all transactions contemplated hereby and thereby; and

                           (b) the signature(s) and incumbency of the officer(s)
of the Company authorized to execute and deliver the Transaction Documents.

         4.5. Good Standing Certificate. The Company shall have delivered to the Fund a good standing certificate, dated not more than ten (10) days prior to the date hereof, relating to the Company from the Secretary of State of the State of Maryland and for each State in which the Company is qualified to do business as a foreign business trust.

         4.6. Additional Documents. The Fund shall have received such other documents, instruments, approvals or opinions as the Fund shall have reasonably requested.

         4.7. Legal Fees. The Company shall have paid the reasonable fees and expenses of the Fund's counsel only to the extent incurred in connection with the negotiation, execution and delivery of this Agreement, the other Transaction Documents and the consummation of the transactions contemplated herein and therein.

5.       MISCELLANEOUS PROVISIONS

         5.1. In no event shall the Company be obligated to issue any shares of Common Stock upon exercise of any warrants or to deliver any Units hereunder or under the Note in the event such issuance or delivery would contravene the provisions of Section 3.3(a) of the Company's Declaration of Trust.

         5.2. No recourse shall be had for any obligation of the Company hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of the Company, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by the Fund.

         5.3. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         5.4. This Agreement and the other Transaction Documents, together with the exhibits hereto, and thereto, sets forth the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous agreements, inducements, covenants, conditions, representations and warranties, oral or written, expressed or implied, except as contained herein. This Agreement may be modified only by a written document signed by each of the parties hereto. Except as set forth in Section 5.14 hereof, nothing herein shall modify, amend or limit in any way that certain Agreement dated as of March 20, 1996, by and among the Company, the RMO Trust and Richard M. Osborne (the "March Agreement"), or the terms and conditions thereof.

         5.5. In the event that for any reason any provision of this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In furtherance and not in limitation of the foregoing, in no event shall any actions be taken pursuant to this Agreement, the Securities or the Loan (including without limitation, the exercise of the Warrant and/or the warrants or the issuance of any shares of Common Stock upon such exercise) to the extent that such action would result, or could (in the view of the Company and the Fund) reasonably be construed to result, (i) in a violation of the provisions of Section 3-601 et. seq. of the Maryland General Corporation Law or (ii) in the Fund owning an interest in the Company that would fall within, or be greater than, the "control share" range of "one-third or more, but less than a majority of all voting power" as provided in and contemplated by the provisions of Section 3-701 et. seq. of the Maryland General Corporation Law.

         5.6. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of Maryland.

         5.7. The provisions of this Agreement may be amended only in writing by mutual agreement of the Company and the Fund.

         5.8. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby and any investigation made at any time by or on behalf of the Fund.

         5.9. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

         5.10. All notices required to be given to either of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party, sent by overnight courier, or sent by certified or registered mail, return receipt requested, to such party at its address set forth in the heading of this Agreement. Such notice shall be deemed to be given when received if delivered personally, the next day after the date sent if sent by overnight courier, or three days after the date mailed if sent by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required the giving of such notice may be waived in writing by the party entitled to receive such notice.

         5.11. All exhibits hereto and the other Transaction Documents to be delivered to the Fund pursuant hereto are an integral part of this Agreement.

         5.12. No course of dealing between the Company and the Fund or any delay in exercising or omission to exercise any right, power or remedy accruing to the Fund, upon any breach or default of the Company under any of the Transaction Documents, shall impair any such right, power or remedy of the Fund or shall be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; and any waiver of any single breach or default shall not be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Fund of any provisions or conditions of the Transaction Documents must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, under the Transaction Documents or otherwise afforded to the Fund, shall be cumulative and not alternative.

         5.13. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the other party.

         5.14. The Fund agrees to be bound by all of the provisions of the March Agreement to the same extent as if it were a named party thereto and included in the term "Holder."

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound, this 21st day of June, 1996.


                                     BRANDYWINE REALTY TRUST


                                     By: /s/ Gerard H. Sweeney
                                        --------------------------------
                                        Gerard H. Sweeney, President


                                     TURKEY VULTURE FUND XIII, LTD.


                                     By:________________________________
                                        Title:


ACKNOWLEDGED THIS ___ DAY
OF JUNE, 1996:

SAFEGUARD SCIENTIFICS, INC.


By:_______________________
   Title:

THE NICHOLS COMPANY


By:_______________________
   Title: